LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN GLOBAL STRATEGIC INCOME FUND

December 1, 1998

Dear Shareholder:

While the investment environment has been very difficult indeed for all but the highest quality government securities over the past year, we have very effectively navigated the portfolio through this very volatile period. Compared to other multi-sector funds, for the year ending October 31, 1998, the fund performed in the top 15% (as measured by Lipper Analytical Services).

It's important to explain that the fund was, as most multi-sector funds were, down relative to its benchmark (the Lehman Brothers Aggregate Bond Index). The benchmark is heavily allocated to U.S. Treasuries, the sector of choice during this period. Our mandate is to seek to exploit the long-term return opportunities available in the extended markets. Our investment management expertise can therefore be best judged by a comparison of other multi-sector funds with similar objectives. In that instance, the fund fared very well during the period. For the fiscal year ending October 31, 1998, the fund returned 2.57%, versus -0.96% for the Lipper Multi-Sector Income Average and 9.32% for the Lehman Brothers Aggregate Bond Index.

The fund's net asset value decreased from $10.21 per share as of November 5, 1997 (commencement of operations) to $9.77 per share at October 31, 1998 after paying approximately $0.63 per share in dividends from ordinary income and $0.02 per share in return of capital. The fund's net assets were $10.2 million and the net assets of The Global Strategic Income Portfolio, in which the fund invests, totaled approximately $234.2 million on October 31, 1998.

The report that follows includes an interview with Mark E. Smith, a member of the portfolio management team responsible for the portfolio. This interview is designed to answer commonly asked questions about the fund, elaborate on what happened during the reporting period, and provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 521-5411.

Sincerely yours,


/s/ Ramon de Oliveira                   /s/ Keith M. Schappert

Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS. . . . . 1   FUND FACTS AND HIGHLIGHTS. . . . . . 5

FUND PERFORMANCE. . . . . . . . . . 2   FINANCIAL STATEMENTS . . . . . . . . 8

PORTFOLIO MANAGER Q&A . . . . . . . 3
--------------------------------------------------------------------------------

FUND PERFORMANCE


EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $10,000. The chart at the right shows that $10,000 invested on March 31, 1997,* would have grown to $11,006 on October 31, 1998.

     Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


GROWTH OF $10,000 SINCE FUND INCEPTION*
MARCH 31, 1997 - OCTOBER 31, 1998

[GRAPH]

                              J.P. Morgan Global           Lehman Brothers
                            Strategic Income Fund        Aggregate Bond Index
      Mar-97                       $10,000                    $10,000
      Jun-97                       $10,494                    $10,368
      Sep-97                       $10,926                    $10,714
      Dec-98                       $10,960                    $11,030
      Mar-98                       $11,293                    $11,200
      Jun-98                       $11,316                    $11,462
      Sep-98                       $11,137                    $11,946
      Oct-98                       $11,006                    $11,883


PERFORMANCE                                       TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS
                                                  --------------------          --------------------------------
                                                  THREE     SIX                 ONE              SINCE
AS OF OCTOBER 31, 1998                            MONTHS    MONTHS              YEAR*            INCEPTION*
----------------------------------------------------------------------------------------------------------------
J.P. Morgan Global Strategic Income Fund          -3.15%    -2.81%               2.57%            6.24%
Lehman Brothers Aggregate Bond Index               3.46%     5.55%               9.32%           11.51%
Lipper Multi-Sector Income Average                -5.05     -5.09%              -0.96%            3.99%


AS OF SEPTEMBER 30, 1998
----------------------------------------------------------------------------------------------------------------
J.P. Morgan Global Strategic Income Fund          -1.58%    -1.38%               1.93%            7.44%
Lehman Brothers Aggregate Bond Index               4.23%     6.66%              11.50%           12.59%
Lipper Multi-Sector Income Average                -3.93%    -4.05%              -1.07%            4.71%

*REFLECTS PERFORMANCE OF THE J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND, THE PREDECESSOR ENTITY TO THE J.P. MORGAN GLOBAL STRATEGIC INCOME FUND, FROM MARCH 17,1997 THROUGH NOVEMBER 5, 1997 (COMMENCEMENT OF OPERATIONS). THE FUND'S AVERAGE ANNUAL TOTAL RETURN SINCE THE INCEPTION DATE ON NOVEMBER 5, 1997 THROUGH OCTOBER 31, 1998 IS 1.97%.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED INDEX WHICH MEASURES BOND MARKET PERFORMANCE. THE INDEX DOES NOT INCLUDE FEES OR EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with MARK E. SMITH, managing director, and a member of the portfolio management team for The Global Strategic Income Portfolio, in which the fund invests. Mark joined J.P. Morgan's investment management group after ten years at Allied Signal, Inc., where he was an internal fixed income portfolio manager. For five years, he had similar responsibilities at Armco Inc. Mark is a graduate of Ohio Northern University and earned his MBA at the University of Cincinnati. This interview was conducted on November 16, 1998 and reflects Mark's views on that date.


THE VOLATILITY IN THE GLOBAL MARKETS OVER THE ANNUAL REPORTING PERIOD HIT RECORD LEVELS. NO DOUBT, IT WAS A VERY DIFFICULT TIME IN WHICH TO INVEST. HOW DID THE PORTFOLIO'S MANAGEMENT TEAM NAVIGATE THROUGH THE PAST YEAR?

MS: I think it might help to understand how we invested if we look at the year as four distinct periods, beginning with the Asian crisis of 1997. While Asia's currency crisis actually started in the summer of 1997, it wasn't really until the fourth quarter of 1997 when its impact was felt globally. With that being the first quarter of the portfolio's annual reporting period, performance suffered a blow right from the start as most investments in the emerging market debt (EMD) sector were severely impaired. Fear regarding the Asian credits expanded and impacted European and Latin American credits as well. In other words, the panic of the fourth quarter brought down the values of not only high risk EMD investments, but lower-risk ones as well.

LIKE THROWING OUT THE GOOD WITH THE BAD?

MS: Exactly. And in the first quarter of 1998, we identified those issues where random, sympathetic selling occurred, and invested the portfolio in what we determined were therefore unjustifiably oversold opportunities. This environment provided a very attractive investment opportunity. We used market weakness to increase our EMD allocation in anticipation of better markets ahead.

During the first quarter of 1998, we then saw the anticipated recovery in the markets as some of the panic of the fourth quarter calmed and stability returned. We rode our high allocations to the EMD and high-yield sectors capturing a significant return recovery.

THEN WE MOVED INTO THE SUMMER OF 1998, AND MORE TURMOIL.

MS: That's right. Fortunately, we had become much more cautious with the portfolio during May and June. The EMD and high-yield markets had experienced a significant recovery in the face of lingering EMD fundamental concerns and persistent economic risk in Japan. We used this quiet period to transition the portfolio to a more conservative allocation emphasizing hedged non-dollar debt (23%) and high quality mortgage debt (43%).

In mid-August risk returned. This time it was ignited in Russia. Russia's events had an immediate global impact. The EMD sector fell 30% in August alone. All extended market sectors were impacted. Values declined in even the highest quality corporate and mortgages sectors. Government debt was the sector of choice, primarily U.S. government debt. Our defensive allocation mitigated the impact of this market environment but did not eliminate it.

When markets go through this type of volatility they create pain, however opportunity is also created. When individual bonds see their prices drop by as much as 25% merely because investors are seeking liquidity, opportunity is created for agile investors.

WHICH BRINGS US TO THE CURRENT.

MS: Right now, we are witnessing extremes in credit spreads, due to what we consider an irrational flight to U.S. Treasuries; an irrational risk-aversion to the extended markets. As a result, we are opportunistically taking advantage of the mispricings this behavior has created. For example, there are many securities in the U.S. corporate and high-yield sectors which are now undervalued because they are so underbought. We are therefore increasing the portfolio's exposure to these sectors. Meanwhile, the international sector which benefited during the flight to quality looks less attractive relative to these new opportunities. This sector is becoming our source for increased allocations to the corporate, high-yield, and EMD sectors.

HOW HAS THE FUND PERFORMED DURING ITS ANNUAL REPORTING PERIOD?

MS: All in all, while the investment environment has been very difficult indeed for all but the highest quality government securities over the past year, we have very effectively navigated the portfolio through this very volatile period. Compared to other multi-sector funds, for the year ending October 31, 1998, the fund performed in the top 15% (as measured by Lipper Analytical Services). It's important to explain that the fund was, as most multi-sector funds were, down relative to its benchmark (the Lehman Brothers Aggregate Bond Index). The benchmark is heavily allocated to U.S. Treasuries, the sector of choice during this period. Our mandate is to seek to exploit the long-term return opportunities available in the extended markets. Our investment management expertise can therefore be best judged by a comparison of other multi-sector funds with similar objectives. In that instance, the fund fared very well during the period. It is periods like the present that offer very attractive opportunities to build multi-sector strategies.

WHAT IS YOUR OUTLOOK FOR THE NEXT THREE MONTHS? HOW IS THE PORTFOLIO BEING POSITIONED?

MS: We are generally much more optimistic now than we were about three months ago, meaning that some of the stability in the extended markets has returned and some of the irrational behavior has disappeared. We can make very attractive long term investments in four of the five sectors in which we invest. Hedged non-dollar debt will be reduced in favor of the investment options initially in the U.S. corporate and high-yield sectors. As profits are realized from these sectors, we then expect to gradually shift more assets back into EMD. While EMD is still a volatile asset class, we believe our on-the-ground resources will be key in helping us to identify sound, undervalued opportunities, thus positioning the portfolio to benefit as the asset class more solidly recovers.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Global Strategic Income Fund's investment objective is high total return from a portfolio of fixed income securities of foreign and domestic issuers. It is designed for investors who seek exposure to high-yielding, international and emerging debt markets in their investment portfolios.The portfolio's benchmark is the Lehman Brothers Aggregate Bond Index.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
11/5/97

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 10/31/98
$10,166,320

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 10/31/98
$234,154,000

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE
MONTHLY

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/18/98



EXPENSE RATIO
The fund's current expense ratio of 1.00% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services,after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF OCTOBER 31, 1998


PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

CORPORATE OBLIGATIONS                                                      33.7%

U.S. GOVERNMENT AGENCY OBLIGATIONS                                         19.1%

SHORT-TERM HOLDINGS                                                        13.2%

FOREIGN GOVERNMENT OBLIGATIONS                                             11.5%

CMO'S AND ASSET-BACKED SECURITIES                                           7.8%

PRIVATE PLACEMENTS - REAL ESTATE                                            6.6%

U.S. GOVERNMENT TREASURY OBLIGATIONS                                        4.7%

SOVEREIGN BONDS                                                             3.1%

CONVERTIBLE BONDS                                                           0.3%


30-DAY SEC YIELD
5.50%*

DURATION
4.93 years


*YIELD REFLECTS REIMBURSEMENT OF EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, THE 30-DAY SEC YIELD WOULD HAVE BEEN LOWER.

J.P. MORGAN GLOBAL STRATEGIC INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investment in The Global Strategic Income Portfolio ("Portfolio"), at
  value                                                                 $10,317,473
Deferred Organization Expenses                                               26,333
Receivable for Shares of Beneficial Interest Sold                            25,000
Receivable for Expense Reimbursements                                        15,756
Prepaid Trustees' Fees                                                           21
Prepaid Expenses and Other Assets                                                81
                                                                        -----------
    Total Assets                                                         10,384,664
                                                                        -----------
LIABILITIES
Payable for Shares of Beneficial Interest Redeemed                          163,119
Organization Expenses Payable                                                 9,795
Dividends Payable to Shareholders                                             9,353
Shareholder Servicing Fee Payable                                             2,221
Administrative Services Fee Payable                                             250
Administration Fee Payable                                                       25
Fund Services Fee Payable                                                        10
Accrued Expenses                                                             33,571
                                                                        -----------
    Total Liabilities                                                       218,344
                                                                        -----------
NET ASSETS
Applicable to 1,041,087 Shares of Beneficial Interest Outstanding
  (par value $0.001, unlimited shares authorized)                       $10,166,320
                                                                        -----------
                                                                        -----------
Net Asset Value, Offering and Redemption Price Per Share                      $9.77
                                                                               ----
                                                                               ----
ANALYSIS OF NET ASSETS
Paid-in Capital                                                         $10,703,883
Undistributed Net Investment Income                                          54,229
Accumulated Net Realized Loss on Investment and Foreign Currency
  Contracts and Transactions                                               (462,997)
Net Unrealized Depreciation of Investment and Foreign Currency
  Contracts and Translations                                               (128,795)
                                                                        -----------
    Net Assets                                                          $10,166,320
                                                                        -----------
                                                                        -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL STRATEGIC INCOME FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD NOVEMBER 5, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest Income (Net of Foreign
  Withholding Tax of $147)                                    $616,021
Allocated Portfolio Expenses                                   (53,629)
                                                              --------
    Net Investment Income Allocated from
      Portfolio                                                562,392

FUND EXPENSES
Registration Fees                                  $ 23,540
Transfer Agent Fees                                  22,009
Shareholder Servicing Fee                            21,368
Printing Expenses                                    15,533
Professional Fees                                    11,468
Amortization of Organization Expenses                 6,467
Administrative Services Fee                           2,473
Fund Services Fee                                       243
Administration Fee                                      183
Trustees' Fees and Expenses                              77
Miscellaneous                                         3,083
                                                   --------
    Total Fund Expenses                             106,444
Less: Reimbursement of Expenses                     (76,157)
                                                   --------
NET FUND EXPENSES                                               30,287
                                                              --------
NET INVESTMENT INCOME                                          532,105

NET REALIZED LOSS ON INVESTMENT AND FOREIGN
  CURRENCY CONTRACTS AND TRANSACTIONS ALLOCATED
  FROM PORTFOLIO                                              (430,958)

NET CHANGE IN UNREALIZED DEPRECIATION OF
  INVESTMENT AND FOREIGN CURRENCY CONTRACTS AND
  TRANSLATIONS ALLOCATED FROM PORTFOLIO                       (128,795)
                                                              --------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $(27,648)
                                                              --------
                                                              --------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL STRATEGIC INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     FOR THE PERIOD
                                                    NOVEMBER 5, 1997
                                                    (COMMENCEMENT OF
                                                   OPERATIONS) THROUGH
                                                    OCTOBER 31, 1998
                                                   -------------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $          532,105
Net Realized Loss on Investment and Foreign
  Currency Contracts and Transactions Allocated
  from Portfolio                                             (430,958)
Net Change in Unrealized Depreciation of
  Investment and Foreign Currency Contracts and
  Translations Allocated from Portfolio                      (128,795)
                                                   -------------------
    Net Decrease in Net Assets Resulting from
      Operations                                              (27,648)
                                                   -------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                        (516,382)
Return of Capital                                             (21,768)
                                                   -------------------
    Total Distributions to Shareholders                      (538,150)
                                                   -------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold           15,145,996
Reinvestment of Dividends                                     381,622
Cost of Shares of Beneficial Interest Redeemed             (4,795,500)
                                                   -------------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                                  10,732,118
                                                   -------------------
    Total Increase in Net Assets                           10,166,320

NET ASSETS
Beginning of Period                                                --
                                                   -------------------
End of Period (including undistributed net
  investment income of $54,229)                    $       10,166,320
                                                   -------------------
                                                   -------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout the period is as follows:

                                                     FOR THE PERIOD
                                                    NOVEMBER 5, 1997
                                                    (COMMENCEMENT OF
                                                      OPERATIONS)
                                                        THROUGH
                                                    OCTOBER 31, 1998
                                                   ------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $  10.21
                                                   ------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                            0.70
Net Realized and Unrealized Loss on Investment
  and Foreign Currency Transactions and
  Translations                                                  (0.49)
                                                   ------------------
Total from Investment Operations                                 0.21
                                                   ------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                           (0.63)
Return of Capital                                               (0.02)
                                                   ------------------
Total Distributions to Shareholders                             (0.65)
                                                   ------------------

NET ASSET VALUE, END OF PERIOD                               $   9.77
                                                   ------------------
                                                   ------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                     1.97%(a)
Net Assets, End of Period (in thousands)                     $ 10,166
Ratios to Average Net Assets
  Expenses                                                       1.00%(b)
  Net Investment Income                                          6.24%(b)
  Expenses without Reimbursement                                 1.89%(b)

------------------------
(a) Not annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Global Strategic Income Fund (the "fund") is a separate series of J.P. Morgan Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on November 5, 1997. Prior to January 1, 1998, the trust's and the fund's names were The JPM Pierpont Funds and The JPM Pierpont Global Strategic Income Fund, respectively.

The fund invests all of its investable assets in The Global Strategic Income Portfolio (the "portfolio"), a no-load, diversified, open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (4% at October 31, 1998). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Substantially all the fund's net investment income is declared as dividends daily and paid monthly. Distributions to shareholders of realized net capital gains, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $32,800. Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), has paid the organization expenses of the fund. The fund has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

   e) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   f) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment

J.P. MORGAN GLOBAL STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------
      companies and to distribute substantially all of its in come, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   g) The fund accounts for and reports distributions to shareholders in accordance with Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement was to increase Undistributed Net Investment Income by $60,274, increase Accumulated Net Realized Loss on Investment and Foreign Currency Contracts and Transactions by $32,039 and decrease Paid-in Capital by $28,235. The adjustments are primarily attributable to foreign currency reclasses and return of capital. Net investment income, net realized gains and net assets were not affected by this change.

   h) For federal income tax purposes, the fund had a capital loss carryforward at October 31, 1998 of $446,636, all of which expires in the year 2006. To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the period November 5, 1997 (commencement of operations) through October 31, 1998, the fee for these services amounted to $183.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and J.P. Morgan Institutional Funds (formerly The JPM Institutional Funds) invest (the "master portfolios") and J.P. Morgan Series Trust (formerly JPM Series Trust) in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the period November 5, 1997 (commencement of operations) through October 31, 1998, the fee for these services amounted to $2,473.

J.P. MORGAN GLOBAL STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 1.00% of the average daily net assets of the fund through February 28, 1999. The reimbursement arrangement can be changed or terminated at any time after February 28, 1999 at the option of J.P. Morgan. For the period November 5, 1997 (commencement of operations) through October 31, 1998, J.P. Morgan has agreed to reimburse the fund $76,157 for expenses under this agreement.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the fund. For the period November 5, 1997 (commencement of operations) through October 31, 1998, the fee for these services amounted to $21,368.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $243 for the period November 5, 1997 (commencement of operations) through October 31, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $50.

J.P. MORGAN GLOBAL STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                     FOR THE PERIOD
                                                    NOVEMBER 5, 1997
                                                    (COMMENCEMENT OF
                                                   OPERATIONS) THROUGH
                                                    OCTOBER 31, 1998
                                                   -------------------
Shares sold......................................           1,474,932
Reinvestment of dividends and distributions......              37,526
Shares redeemed..................................            (471,371)
                                                   -------------------
Net Increase.....................................           1,041,087
                                                   -------------------
                                                   -------------------

From time to time, the fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund and portfolio.

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. Additionally, since all of the investable assets of the fund are in the portfolio, the portfolio is party to certain covenants of the Agreement. The maximum borrowing under the Agreement was $100,000,000. The Agreement expired on May 27, 1998, however, the fund as party to the Agreement has extended the Agreement and continues its participation therein for an additional 364 days until May 26, 1999. The maximum borrowing under the new Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocated to the funds in accordance with procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement at October 31, 1998.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Global Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Global Strategic Income Fund (one of the series constituting part of J.P. Morgan Funds, hereafter referred to as the "fund") at October 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period November 5, 1997 (commencement of operations) through October 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
December 17, 1998

J.P. MORGAN GLOBAL STRATEGIC INCOME FUND
SUPPLEMENTAL PROXY INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

A Joint Special Meeting of Shareholders of the J.P. Morgan Family of Funds was held on August 20, 1998. Each of the applicable funds voted in favor of adopting the following proposals, therefore, the results are aggregated for the trust unless otherwise specified. The meeting was held for the following purposes:

1. To elect a slate of five trustees to hold office for a term of unlimited duration subject to the current retirement age of 70.

2a.To approve the amendment of the fund's investment restriction relating to diversification of assets.

2b.To approve the amendment of the fund's investment restriction relating to concentration of assets in a particular industry.

2c.To approve the amendment of the fund's investment restriction relating to the issuance of senior securities.

2d.To standardize the borrowing ability of the fund to the extent permitted by applicable law.

2e.To approve the amendment of the fund's investment restriction relating to underwriting.

2f.To approve the amendment of the fund's investment restriction relating to investment in real estate.

2g.To approve the amendment of the fund's investment restriction relating to commodities.

2h.To approve the amendment of the fund's investment restriction relating to lending.

2i.To approve the reclassification of the fund's other fundamental restrictions as nonfundamental.

3. To approve the reclassification of the fund's investment objective from fundamental to nonfundamental.

4. To approve a new investment advisory agreement of the fund.

5. To amend the Declaration of Trust to provide dollar-based voting rights.

6. To ratify the selection of independent accountants, PricewaterhouseCoopers
   LLP.

The results of the proxy solicitation on the above matters were as follows:

DIRECTORS/MATTER                                     VOTES FOR     VOTES AGAINST   ABSTENTIONS
-------------------------------------------------  -------------   -------------   -----------
1. Frederick S. Addy.............................  2,692,335,831      18,884,648            --
  William G. Burns...............................  2,692,395,937      18,824,542            --
  Arthur C. Eschenlauer..........................  2,691,798,990      19,421,489            --
  Matthew Healey.................................  2,692,393,425      18,827,054            --
  Michael P. Mallardi............................  2,692,488,290      18,732,189            --
2. Amending of Investment Restrictions:
  a. Relating to diversification of assets.......        567,655              --           680
  b. Relating to concentration of assets.........        567,655              --           680
  c. Relating to issuance of senior securities...        567,655              --           680
  d. Relating to borrowing.......................        567,655              --           680
  e. Relating to underwriting....................        567,655              --           680
  f. Relating to investment in real estate.......        567,655              --           680
  g. Relating to commodities.....................        567,655              --           680
  h. Relating to lending.........................        567,655              --           680
  i. Reclassification of other restrictions as
       nonfundamental............................        567,655              --           680
3. Reclassification of investment objectives.....            N/A             N/A           N/A
4. Investment advisory agreement.................        570,556              --           680
5. Dollar-based voting rights....................  2,645,059,081      16,807,551    47,376,755
6. Independent accountants,
       PricewaterhouseCoopers LLP................  2,682,031,391       4,303,418    24,885,671

The Global Strategic Income Portfolio

Annual Report October 31, 1998

(The following pages should be read in conjunction with J.P. Morgan Global Strategic Income Fund
Annual Financial Statements)

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                       MOODY'S/S&P
   PRINCIPAL                                                              RATING
   AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
----------------    -------------------------------------------------  ------------   -------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET BACKED SECURITIES (8.7%)
FINANCIAL SERVICES (8.7%)
$      1,750,000    Blackrock Capital Finance L.P., Subordinated
                      Bond, CSTR, Series 1997-C1, Class E, Callable,
                      8.48% due 10/25/26(s)..........................     NR/NR       $   1,699,688
       1,984,377    Chase Commercial Mortgage Securities Corp.,
                      Subordinated Bond, Series 1997-1, Class E,
                      Callable, 7.37% due 12/19/07(s)................    NR/BBB-          1,841,750
       1,000,000    Chase Commercial Mortgage Securities Corp.,
                      Subordinated Bond, Series 1997-2, Class E,
                      Callable, 6.60% due 12/19/07(s)................    NR/BBB-            880,977
      19,148,670    CS First Boston Mortgage Securities Corp., REMIC:
                      IO, CSTR, NTL, Series 1997-2, Class X,
                      Callable, (144A), 1.05% due 06/25/20...........     NR/NR             415,885
         846,980    DLJ Mortgage Acceptance Corp, Series DRRE-1A,
                      (144A), 8.25% due 07/25/27.....................     NR/NR             863,919
       2,000,000    First Chicago/Lennar Trust, CSTR, Series
                      1997-CHL1, Class D, Callable, (144A), 8.13% due
                      05/29/08(s)....................................     NR/NR           1,872,500
       1,000,000    Green Tree Financial Corp., Subordinated Bond,
                      AFC, Series 1997-4, Class B1, Callable, 7.23%
                      due 02/15/29(s)................................   Baa1/BBB+           989,687
         403,948    Home Mac Mortgage Securities Corp., Series
                      1985-1, secured by GNMA, Pre-refunded, 11.375%
                      due 08/01/15...................................     NR/NR             413,037
       1,332,697    Merrill Lynch Mortgage Investors, Inc.,
                      Subordinated Bond, CSTR, Series 1995-C2, Class
                      E, Callable, 8.076% due 06/15/21(v)............     Ba3/NR          1,282,305
       2,000,000    Merrill Lynch Mortgage Investors, Inc.,
                      Subordinated Bond, Series 1997-C1, Class F,
                      Partially Callable, 7.12% due 06/18/29(s)......     NR/BB           1,611,563
       2,000,000    Mid-America Finance, Inc., Sequential Payer,
                      Series 1998-1, Class A, 6.376% due
                      09/01/05(s)....................................    Baa2/BBB         1,860,000
       1,000,000    Morgan Stanley Capital I, Inc., REMIC: SC,
                      Subordinated Bond, CSTR, Series 1997-RR, Class
                      D, Callable, (144A), 7.74% due
                      04/30/39(v)(s).................................     NR/NR             796,875
       2,000,000    Morgan Stanley Capital I, Inc., Subordinated
                      Bond, Series 1997-C1, Class F, Callable,
                      (144A), 6.85% due 02/15/20(s)..................     Ba2/NR          1,568,125
         435,000    Morgan Stanley Capital I, Inc., Subordinated
                      Bond, Series 1997-HF1, Class F, Partially
                      Callable, (144A), 6.86% due 02/15/10...........     NR/NR             327,202
       1,570,000    Morgan Stanley Capital I, Inc., Subordinated
                      Bond, Series 1997-HF1, Class G, Partially
                      Callable, (144A), 6.86% due 05/15/11(s)........     NR/NR           1,031,294
       1,000,000    Morgan Stanley Capital I, Inc., Subordinated
                      Bond, Series 1997-XL1, Class G, Partially
                      Callable, (144A), 7.70% due 10/03/30(s)........     Ba3/BB            848,750
       1,000,000    Mortgage Capital Funding, Inc., Subordinated
                      Bond, Series 1997-MC2, Class E, Partially
                      Callable, 7.21% due 11/20/27(s)................    Baa3/NR            932,187
         136,195    Salomon Brothers Mortgage Securities V, Inc.,
                      Series 1985-1, secured by GNMA, Pre-refunded,
                      12.00% due 04/01/15............................     NR/NR             138,238

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                       MOODY'S/S&P
   PRINCIPAL                                                              RATING
   AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
----------------    -------------------------------------------------  ------------   -------------
FINANCIAL SERVICES (CONTINUED)
$        177,306    Salomon Brothers Mortgage Securities V, Inc.,
                      Series 1985-2, secured by GNMA, Pre-refunded,
                      12.00% due 05/01/15............................     NR/NR       $     177,306
         746,942    Structured Asset Securities Corp., Subordinated
                      Bond, Series 1997-C1, Class E, Callable, 6.12%
                      due 08/25/00(v)(s).............................     NR/NR             734,337
                                                                                      -------------
                        TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS AND
                          ASSET BACKED SECURITIES (COST
                          $22,068,263)...............................                    20,285,625
                                                                                      -------------

CONVERTIBLE BONDS (0.3%)
RETAIL (0.3%)
         850,000    Corporate Express, Inc., Callable 07/01/99, 4.50%
                      due 07/01/00 (cost $750,567)...................      B3/B             752,250
                                                                                      -------------

CORPORATE OBLIGATIONS (30.2%)
AEROSPACE (0.4%)
         400,000    Coltec Industries, Inc., Callable, 7.50% due
                      04/15/08.......................................     Ba2/BB            386,500
         500,000    Northrop-Grumman Corp., Callable 10/15/04, 9.38%
                      due 10/15/24(s)................................   Baa3/BBB-           582,045
                                                                                      -------------
                                                                                            968,545
                                                                                      -------------

AIRLINES (0.2%)
         500,000    Truserve Corp., (144A), 6.85% due
                      07/01/08(f)(s).................................     NR/NR             501,680
                                                                                      -------------

APPARELS & TEXTILES (1.8%)
         800,000    Collins & Aikman Products Co., Callable 04/15/01,
                      11.50% due 04/15/06............................      B2/B             826,000
         800,000    Fruit of the Loom, Inc., Refunding, 6.50% due
                      11/15/03.......................................    Ba1/BB+            774,464
         375,000    Fruit of the Loom, Inc., Refunding, 7.875% due
                      10/15/99.......................................    Ba1/BB-            380,190
         200,000    Nine West Group, Inc., Series B, 8.375% due
                      08/15/05.......................................    Ba2/BB-            181,500
         800,000    Pillowtex Corp., Series B, Callable 12/15/02,
                      9.00% due 12/15/07.............................     B2/B+             804,000
         800,000    Polymer Group, Inc., Series B, Callable 07/01/02,
                      9.00% due 07/01/07(s)..........................      B2/B             750,000
         500,000    Westpoint Stevens, Inc., Callable, 7.875% due
                      06/15/05.......................................     Ba3/BB            506,250
                                                                                      -------------
                                                                                          4,222,404
                                                                                      -------------

AUTOMOTIVE SUPPLIES (0.4%)
         400,000    Federal-Mogul Corp., Callable, 7.75% due
                      07/01/06.......................................    Ba2/BB+            404,684
         200,000    Hayes Lemmerz International, Inc., Callable
                      07/15/01, 11.00% due 07/15/06..................      B2/B             216,500
         400,000    Hayes Lemmerz International, Inc., Series B,
                      Callable 07/15/02, 9.125% due 07/15/07.........      B2/B             399,000
                                                                                      -------------
                                                                                          1,020,184
                                                                                      -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                       MOODY'S/S&P
   PRINCIPAL                                                              RATING
   AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
----------------    -------------------------------------------------  ------------   -------------
BANKING (0.4%)
$        750,000    First Union Corp., Refunding, 8.125% due
                      06/24/02.......................................     A2/A-       $     824,152
                                                                                      -------------

BROADCASTING & PUBLISHING (1.1%)
         700,000    Capstar Broadcasting Partners, Callable 07/01/02,
                      9.25% due 07/01/07.............................     B2/B-             698,250
         400,000    Chancellor Media Corp., Series B, Callable
                      06/15/02, 8.75% due 06/15/07...................     Ba3/B             393,000
         700,000    Fox Family Worldwide, Inc., Callable 11/01/02,
                      9.25% due 11/01/07.............................      B1/B             656,250
         200,000    Lenfest Communications, Inc., 7.625% due
                      02/15/08.......................................    Ba3/BB+            200,000
         500,000    Lenfest Communications, Inc., 10.50% due
                      06/15/06(s)....................................     B2/BB-            561,250
                                                                                      -------------
                                                                                          2,508,750
                                                                                      -------------

CHEMICALS (0.7%)
         500,000    Arco Chemical Co., Refunding, 9.80% due
                      02/01/20.......................................    Ba2/BBB+           521,120
         750,000    Cytec Industries, Inc., Callable, 6.50% due
                      03/15/03(s)....................................    Baa2/BBB           716,025
         192,308    Lyondell Petrochemical Corp., Tranche C, 7.22%
                      due 06/30/99(v)................................     NR/NR             184,615
         307,692    Lyondell Petrochemical Corp., Tranche D, 7.22%
                      due 06/30/00(v)................................     NR/NR             293,846
                                                                                      -------------
                                                                                          1,715,606
                                                                                      -------------

COMPUTER SOFTWARE (0.2%)
         500,000    PSINet, Inc., Series B, Callable 02/15/02, 10.00%
                      due 02/15/05...................................     B3/B-             488,750
                                                                                      -------------

DIVERSIFIED MANUFACTURING (0.2%)
         500,000    K&F Industries, Inc., Series B, Callable
                      10/15/02, 9.25% due 10/15/07...................     B3/B-             481,250
                                                                                      -------------

ELECTRIC (0.4%)
       1,000,000    Calpine Corp., 7.875% due 04/01/08(s)............    Ba2/BB-            980,000
                                                                                      -------------

ELECTRONICS (0.2%)
         355,000    Protection One Alarm Corp., Callable, (144A),
                      7.375% due 08/15/05............................    Ba1/BBB-           366,559
                                                                                      -------------

ENERGY SOURCE (0.2%)
         400,000    Cogentrix Energy, Inc., Callable, (144A), 8.75%
                      due 10/15/08...................................    Ba1/BB+            401,000
                                                                                      -------------

ENTERTAINMENT, LEISURE & MEDIA (2.2%)
         500,000    CSC Holdings, Inc., Callable 05/15/06, 10.50% due
                      05/15/16(s)....................................     B1/BB-            577,500
         750,000    Destination Film Funding Corp., Callable, (144A),
                      6.25% due 10/15/03.............................     NR/AA-            745,575
         500,000    Fox/Liberty Networks LLC, Callable 08/15/02,
                      8.875% due 08/15/07(s).........................      B1/B             485,000
         175,000    Jacor Communications Co., Callable 12/15/01,
                      9.75% due 12/15/06.............................      B2/B             191,187
         400,000    Jacor Communications Co., Series B, Callable
                      06/15/02, 8.75% due 06/15/07...................      B2/B             418,000

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                       MOODY'S/S&P
   PRINCIPAL                                                              RATING
   AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
----------------    -------------------------------------------------  ------------   -------------
ENTERTAINMENT, LEISURE & MEDIA (CONTINUED)
$        700,000    Lamar Advertising Co., Callable 09/15/02, 8.625%
                      due 09/15/07...................................      B1/B       $     711,375
         500,000    News America Holdings, Inc., Refunding, 7.75% due
                      01/20/24.......................................   Baa3/BBB-           517,940
         400,000    Outdoor Systems, Inc., Callable 06/15/02, 8.875%
                      due 06/15/07...................................      B1/B             406,500
         400,000    Premier Parks, Inc., Callable 04/01/02, 9.25% due
                      04/01/06.......................................     B3/B-             389,000
         800,000    Premier Parks, Inc., Callable 04/01/03, 0.00% due
                      04/01/08(v)....................................     B3/B-             487,000
         200,000    Time Warner Telecom LLC, Callable 07/15/03, 9.75%
                      due 07/15/08...................................     B2/B-             200,000
                                                                                      -------------
                                                                                          5,129,077
                                                                                      -------------

FINANCIAL SERVICES (6.3%)
       1,000,000    Avalon Bay Communities, Inc., Callable, 6.50% due
                      07/15/03(s)....................................   Baa1/BBB+           996,180
       1,000,000    Avalon Bay Communities, Inc., Callable, 6.875%
                      due 12/15/07...................................   Baa1/BBB+         1,046,000
         700,000    Beneficial Corp., Series H, MTN, 6.77% due
                      08/26/04(s)....................................      A2/A             753,781
         750,000    CIT Group, Inc., 5.625% due 10/15/03.............     Aa3/A+            747,937
       1,000,000    Crescent Real Estate, 7.125% due 09/15/07........    Baa3/BB+         1,031,520
         325,000    Enterprise Rent-a-Car USA Finance Co., MTN,
                      (144A), 9.125% due 12/15/04....................    Baa2/BBB           373,162
       1,500,000    EOP Operating L.P., Callable, 6.625% due
                      02/15/05.......................................    Baa1/BBB         1,459,695
       1,500,000    ERP Operating L.P., Callable, 6.63% due
                      04/13/15(v)(s).................................    A3/BBB+          1,462,470
         750,000    Ford Holdings, Inc., 9.30% due 03/01/30..........      A1/A             992,227
         600,000    GS Escrow Co., Callable, (144A), 7.125% due
                      08/01/05.......................................    Ba1/BB+            610,116
         500,000    Health Care Property Investors, Inc., 6.50% due
                      02/15/06(s)....................................   Baa1/BBB+           516,240
         750,000    Household Finance Corp., Series E, MTN, 6.40% due
                      06/17/08.......................................      A2/A             744,870
         750,000    Legg Mason, Inc., 6.50% due 02/15/06.............    Baa2/BBB           750,000
         750,000    Provident Companies, Inc., 7.405% due
                      03/15/38(s)....................................     A3/BBB            742,807
         750,000    Prudential Insurance Co., (144A), 6.375% due
                      07/23/06.......................................     A2/A+             755,535
         750,000    Sears Roebuck Acceptance Corp., 6.75% due
                      09/15/05.......................................     A2/A-             789,660
         700,000    Sun World International, Inc., Series B, Callable
                      04/15/01, 11.25% due 04/15/04(s)...............      B2/B             732,375
         500,000    Termoemcali Funding Corp., Callable 06/15/07,
                      Sinking Fund, (144A), 10.125% due
                      12/15/14(s)....................................    NR/BBB-            325,000
                                                                                      -------------
                                                                                         14,829,575
                                                                                      -------------

FOOD, BEVERAGES & TOBACCO (0.9%)
         600,000    Aurora Foods, Inc., Series B, Callable 07/01/03,
                      8.75% due 07/01/08.............................     B1/B+             610,500
         600,000    Nash Finch Co., Series B, Callable 05/01/03,
                      8.50% due 05/01/08.............................     B1/BB+            548,250
         700,000    Smithfield Foods, Inc., (144A), 7.625% due
                      02/15/08.......................................    Ba3/BB+            673,750
         300,000    Tricon Global Restaurants, Callable, 7.45% due
                      05/15/05.......................................     Ba1/BB            313,725
                                                                                      -------------
                                                                                          2,146,225
                                                                                      -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                       MOODY'S/S&P
   PRINCIPAL                                                              RATING
   AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
----------------    -------------------------------------------------  ------------   -------------
HEALTH SERVICES (1.7%)
$        500,000    Genesis Health Ventures, Inc., Callable 06/15/00,
                      9.75% due 06/15/05.............................     B2/B-       $     459,375
         200,000    Genesis Health Ventures, Inc., Callable 10/01/01,
                      9.25% due 10/01/06.............................     B2/B-             175,750
         700,000    Mariner Post-Acute Network, Inc., Series B,
                      Callable 04/01/01, 9.50% due 04/01/06..........     B2/B-             649,250
         750,000    McKesson Corp, Callable, 6.40% due 03/01/08......     A3/A-             758,017
       1,000,000    Rural/Metro Corp., Callable 03/15/03, 7.875% due
                      03/15/08.......................................    Ba3/BB-            840,000
         300,000    Sun Healthcare Group, Inc., Callable 05/01/03,
                      (144A), 9.375% due 05/01/08....................    B2/CCC+            222,750
         300,000    Tenet Healthcare Corp., 8.00% due 01/15/05.......    Ba1/BB+            306,822
         500,000    Tenet Healthcare Corp., Callable 06/01/03,
                      (144A), 8.125% due 12/01/08....................    Ba3/BB-            494,140
                                                                                      -------------
                                                                                          3,906,104
                                                                                      -------------

MANUFACTURING (0.4%)
         400,000    Falcon Holding Group L.P., Series B, Callable
                      04/15/03, 8.375% due 04/15/10..................      B2/B             396,000
         300,000    Globe Manufacturing Corp., Callable 08/01/03,
                      (144A), 10.00% due 08/01/08....................     B2/B-             263,250
         200,000    Wheeling-Pittsburgh Corp., Callable 11/15/02,
                      9.25% due 11/15/07.............................     B2/BB-            182,000
                                                                                      -------------
                                                                                            841,250
                                                                                      -------------

MEDICAL SUPPLIES (0.5%)
         750,000    Boston Scientific Corp., 6.625% due
                      03/15/05(s)....................................    Baa2/BBB           748,620
         500,000    Sunrise Medical, Inc., 7.09% due 10/28/04(f).....     NR/NR             503,455
                                                                                      -------------
                                                                                          1,252,075
                                                                                      -------------

METALS & MINING (1.0%)
         461,539    P&L Coal Holdings Corp., (144A), 0.00% due
                      06/04/06(v)....................................     NR/NR             454,615
         400,000    P&L Coal Holdings Corp., Callable 05/15/03,
                      (144A), 9.625% due 05/15/08....................      B2/B             399,000
         600,000    Ryerson Tull, Inc., Callable, 8.50% due
                      07/15/01.......................................    Baa3/BBB           612,750
         100,000    Ryerson Tull, Inc., Callable, 9.125% due
                      07/15/06.......................................    Baa3/BBB           106,500
         200,000    WHX Corp., Callable 04/15/02, 10.50% due
                      04/15/05.......................................      B3/B             181,000
         500,000    Wyman-Gordon Co., Callable 12/15/02, 8.00% due
                      12/15/07.......................................     Ba2/BB            533,355
                                                                                      -------------
                                                                                          2,287,220
                                                                                      -------------

NATURAL GAS (1.5%)
         750,000    Ferrellgas Partners, L.P., 6.99% due
                      07/01/05(f)....................................     NR/NR             732,922
         875,000    Ferrellgas Partners, L.P., Series B, Callable
                      06/15/01, 9.375% due 06/15/06..................     B1/B+             817,031
         700,000    Tesoro Petroleum Corp., Series B, Callable
                      07/01/03, 9.00% due 07/01/08...................     B1/BB-            658,000

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                       MOODY'S/S&P
   PRINCIPAL                                                              RATING
   AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
----------------    -------------------------------------------------  ------------   -------------
NATURAL GAS (CONTINUED)
$        500,000    Vintage Petroleum, Callable 12/15/00, 9.00% due
                      12/15/05.......................................     B1/B+       $     496,875
         750,000    Williams Companies, Inc., 6.20% due 08/01/02.....   Baa2/BBB-           773,077
                                                                                      -------------
                                                                                          3,477,905
                                                                                      -------------

OIL-PRODUCTION (1.2%)
       1,000,000    Lomak Petroleum Inc., Callable 01/15/02, 8.75%
                      due 01/15/07...................................      B1/B             898,750
         500,000    Nuevo Energy Co., Callable 04/15/01, 9.50% due
                      04/15/06.......................................     B1/B+             491,875
         750,000    Ocean Energy, Inc., Series B, Callable 07/15/02,
                      8.875% due 07/15/07(s).........................     B1/BB-            744,375
         700,000    Plains Resources, Inc., Series B, Callable
                      03/15/01, 10.25% due 03/15/06..................     B2/B-             695,625
                                                                                      -------------
                                                                                          2,830,625
                                                                                      -------------

OIL-SERVICES (0.8%)
         500,000    Lasmo (USA) Inc., 7.50% due 06/30/06(s)..........    Baa2/BBB           503,300
       1,000,000    Newpark Resources, Inc., Series B, Callable
                      12/15/02, 8.625% due 12/15/07..................     B2/B+             977,500
         459,134    Oil Purchase Co., Sinking Fund, (144A), 7.10% due
                      10/31/02(s)....................................    Baa3/BBB           390,264
                                                                                      -------------
                                                                                          1,871,064
                                                                                      -------------

PACKAGING & CONTAINERS (0.4%)
         400,000    Riverwood International Corp., Callable 08/01/02,
                      10.625% due 08/01/07...........................     B3/B-             376,000
         100,000    Stone Container Corp., Callable 02/01/99,
                      Refunding, 9.875% due 02/01/01.................      B2/B              95,500
         100,000    Stone Container Corp., Callable 10/01/99, 10.75%
                      due 10/01/02...................................     B1/B+             100,625
         500,000    Stone Container Corp., Callable 12/07/98, 12.25%
                      due 04/01/02...................................     B3/B-             460,000
                                                                                      -------------
                                                                                          1,032,125
                                                                                      -------------

PHARMACEUTICALS (0.2%)
         500,000    Pharmerica, Inc., Callable 04/01/03, 8.375% due
                      04/01/08.......................................      B2/B             426,875
                                                                                      -------------

POLLUTION CONTROL (0.3%)
         500,000    Allied Waste Industries, Inc., Callable 12/01/01,
                      0.00% due 06/01/07(v)(s).......................     B3/B+             374,375
         200,000    Allied Waste North America, Inc., Callable
                      12/01/01, 10.25% due 12/01/06(s)...............     B2/B+             217,750
                                                                                      -------------
                                                                                            592,125
                                                                                      -------------

RAILROADS (0.3%)
         750,000    Union Pacific Corp., 6.625% due 02/01/08.........   Baa3/BBB-           756,540
                                                                                      -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                       MOODY'S/S&P
   PRINCIPAL                                                              RATING
   AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
----------------    -------------------------------------------------  ------------   -------------
REAL ESTATE INVESTMENT TRUSTS (2.1%)
$      1,000,000    CarrAmerica Realty Corp., Callable, 7.375% due
                      07/01/07(s)....................................    Baa3/BBB     $     961,240
       1,000,000    Duke Realty L.P., Callable, 7.05% due
                      03/01/06(v)(s).................................    Baa2/NR          1,037,280
       1,000,000    Health Care REIT, Inc., Callable, 7.625% due
                      03/15/08(s)....................................    Ba1/BBB-         1,055,250
       1,000,000    Price Development L.P., Callable, Sinking Fund,
                      7.29% due 03/11/08(s)..........................   Baa2/BBB-           944,310
       1,000,000    Weeks Realty L.P., Callable, 6.875% due
                      03/15/05(s)....................................    Baa2/BBB           937,500
                                                                                      -------------
                                                                                          4,935,580
                                                                                      -------------

RETAIL (0.3%)
         500,000    Corning Consumer Products Co., Callable 05/01/03,
                      (144A), 9.625% due 05/01/08....................     NR/NR             390,000
         300,000    Fred Meyer, Inc., Callable, 7.45% due 03/01/08...    Ba2/BB+            314,202
                                                                                      -------------
                                                                                            704,202
                                                                                      -------------

TELECOMMUNICATIONS (2.0%)
         750,000    Adelphia Communications, Inc., (144A), 8.125% due
                      07/15/03.......................................     NR/NR             746,250
         200,000    Intermedia Communications, Inc., Series B,
                      Callable 01/15/03, 8.50% due 01/15/08..........      B2/B             188,500
         300,000    Intermedia Communications, Inc., Series B,
                      Callable 11/01/02, 8.875% due 11/01/07.........      B2/B             291,750
         700,000    Level 3 Communications, Callable 05/01/03, 9.125%
                      due 05/01/08...................................      B3/B             659,750
         250,000    McLeodUSA, Inc., Callable 03/15/03, 8.375% due
                      03/15/08.......................................     B2/B+             238,125
         250,000    McLeodUSA, Inc., Callable 07/15/02, 9.25% due
                      07/15/07.......................................     B2/B+             247,187
         325,000    McLeodUSA, Inc., Callable 11/01/03, WI, (144A),
                      9.50% due 11/01/08.............................     B2/B+             332,313
         100,000    NEXTLINK Communications, Callable 04/15/01,
                      12.50% due 04/15/06............................      B3/B             106,750
         500,000    NEXTLINK Communications, Callable 04/15/03, 0.00%
                      due 04/15/08...................................     B3/NR             275,000
         231,579    NTL, Inc., (144A), 8.688% due 01/31/99...........     NR/NR             226,947
         400,000    NTL, Inc., Callable 04/01/03, (144A), 11.50% due
                      04/01/08.......................................     B3/B-             412,000
         168,421    NTL, Inc., Tranche 2, (144A), 8.72% due
                      01/31/99(v)....................................     NR/NR             165,053
         325,000    Qwest Communications International, Inc.,
                      Callable 10/15/02, 0.00% due 10/15/07..........    Ba1/BB+            245,781
         150,000    Qwest Communications International, Inc., Series
                      B, Callable 04/01/02, 10.875% due 04/01/07.....    Ba1/BB+            173,438
         400,000    RCN Corp., Callable 02/15/03, 0.00% due
                      02/15/08(v)....................................     B3/NR             191,500
         250,000    RCN Corp., Callable 10/15/02, 10.00% due
                      10/15/07.......................................     B3/NR             220,625
                                                                                      -------------
                                                                                          4,720,969
                                                                                      -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                       MOODY'S/S&P
   PRINCIPAL                                                              RATING
   AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
----------------    -------------------------------------------------  ------------   -------------
TELEPHONE (0.5%)
$        300,000    ITC Deltacom, Inc., Callable 03/01/03, 8.875% due
                      03/01/08.......................................      B2/B       $     285,000
         200,000    ITC Deltacom, Inc., Callable 11/15/03, (144A),
                      9.75% due 11/15/08.............................      B2/B             200,000
         750,000    MCI Worldcom, Inc., Callable, 6.25% due
                      08/15/03.......................................   Baa2/BBB+           776,835
                                                                                      -------------
                                                                                          1,261,835
                                                                                      -------------

TRANSPORTATION (0.3%)
         750,000    Atlantic Express Transportation Corp., Callable
                      02/01/01, 10.75% due 02/01/04(s)...............      B2/B             765,000
                                                                                      -------------

UTILITIES (1.1%)
         345,000    Calenergy Co., Callable, 7.52% due 09/15/08......    Ba1/BB+            355,233
         750,000    Connecticut Light & Power, (144A), 8.59% due
                      06/05/03.......................................     NR/NR             780,000
         750,000    Kincaid Generation LLC, Sinking Fund, (144A),
                      7.33% due 06/15/20(s)..........................   Baa3/BBB-           758,498
         750,000    Texas Utilities Co., Callable, 5.94% due
                      10/15/01(v)....................................    Baa3/BBB           749,963
                                                                                      -------------
                                                                                          2,643,694
                                                                                      -------------
                        TOTAL CORPORATE OBLIGATIONS (COST
                          $72,473,766)...............................                    70,888,945
                                                                                      -------------

FOREIGN CORPORATE OBLIGATIONS (6.4%)
AUSTRALIA (0.4%)
BANKING
         500,000    National Australia Bank Ltd., 6.60% due
                      12/10/07.......................................     A1/AA-            505,180
                                                                                      -------------

FINANCIAL SERVICES
         450,000    St. George Funding Co., Callable 06/30/07,
                      (144A), 8.485% due 12/31/49(v).................   Baa1/BBB+           382,500
                                                                                      -------------
                                                                                            887,680
                                                                                      -------------

BERMUDA (0.4%)
TELEPHONE
       1,000,000    Flag Ltd., Callable 01/30/03, 8.25% due
                      01/30/08(s)....................................     Ba3/B+            912,500
                                                                                      -------------

CANADA (2.2%)
FOOD, BEVERAGES & TOBACCO
         400,000    Cott Corp., Callable 07/01/00, 8.50% due
                      05/01/07.......................................     Ba3/B+            373,000
                                                                                      -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                       MOODY'S/S&P
   PRINCIPAL                                                              RATING
   AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
----------------    -------------------------------------------------  ------------   -------------
OIL PRODUCTION
$        750,000    Canadian Occidental Petroleum, Callable, 7.40%
                      due 05/01/28(s)................................    Baa2/BBB     $     700,635
       1,000,000    Gulf Canada Resources Ltd., 8.25% due 03/15/17...    Ba1/BB+            951,160
                                                                                      -------------
                                                                                          1,651,795
                                                                                      -------------

TELECOMMUNICATIONS
         565,000    Clearnet Communications, Inc., Callable 12/15/00,
                      0.00% due 12/15/05(v)..........................     B3/NR             456,944
         500,000    Rogers Cablesystems Ltd., Callable 12/01/02,
                      10.00% due 12/01/07............................    Ba3/BB+            543,750
                                                                                      -------------
                                                                                          1,000,694
                                                                                      -------------

TELECOMMUNICATION EQUIPMENT
         250,000    Rogers Cantel, Inc., Callable 10/01/02, 8.30% due
                      10/01/07.......................................    Ba3/BB+            234,688
                                                                                      -------------

TELEPHONE
         600,000    Call-Net Enterprises, Inc., Callable 08/15/02,
                      0.00% due 08/15/07(v)..........................     B1/BB-            378,000
         610,000    Microcell Telecommunications, Inc., Series B,
                      Callable 12/01/01, 0.00% due 06/01/06(v).......     B3/NR             399,550
                                                                                      -------------
                                                                                            777,550
                                                                                      -------------

TRANSPORT & SERVICES
         500,000    Laidlaw, Inc., Putable, 6.72% due 10/01/27(s)....   Baa3/BBB+           520,125
         700,000    Teekay Shipping Corp., Sinking Fund, 8.32% due
                      02/01/08(s)....................................    Ba2/BB+            674,625
                                                                                      -------------
                                                                                          1,194,750
                                                                                      -------------
                                                                                          5,232,477
                                                                                      -------------

GERMANY (0.5%)
BANKING
  DEM  2,000,000    Kredit Fuer Wiederaufbau, 5.00% due 01/04/09.....     NR/NR           1,258,169
                                                                                      -------------

MEXICO (0.7%)
BANKING
         200,000    Banco Nacional, 9.625% due 11/15/03..............     Ba2/BB            172,000
         150,000    Bancomext Trust Division, (144A), 11.25% due
                      05/30/06.......................................     Ba2/BB            142,500
         700,000    Banobras Export Finance Corp., 9.625% due
                      11/15/03.......................................     Ba2/BB            602,000
                                                                                      -------------
                                                                                            916,500
                                                                                      -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                       MOODY'S/S&P
   PRINCIPAL                                                              RATING
   AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
----------------    -------------------------------------------------  ------------   -------------
METALS & MINING
$        750,000    Industrias Penoles, S.A. de C.V., 8.39% due
                      06/25/12(f)....................................     NR/NR       $     639,630
                                                                                      -------------
                                                                                          1,556,130
                                                                                      -------------

QATAR (0.1%)
NATURAL GAS
         410,000    Ras Laffan Liquefied Natural Gas, Callable,
                      Sinking Fund, (144A), 8.294% due 03/15/14......   Baa2/BBB+           305,360
                                                                                      -------------

PHILIPPINES (0.0%)
WATER
         100,000    Ce Casecnan Water & Energy, Inc., Series B,
                      Callable, Sinking Fund, (144A), 11.95% due
                      11/15/10.......................................    Ba2/BB+             82,390
                                                                                      -------------

RUSSIA (0.0%)
TELEPHONE
         200,000    AO Rostelecom Loan Participation, 9.094% due
                      02/15/00(v)(s).................................     NR/NR              30,000
                                                                                      -------------

SOUTH KOREA (0.5%)
BANKING
         350,000    Export-Import Bank Korea, 7.10% due 03/15/07.....    Ba2/BB+            300,311
         500,000    Korea Development Bank, 9.80% due 06/16/03(v)....    Ba2/BB+            435,000
         400,000    Korea Development Bank, Refunding, 7.90% due
                      02/01/02.......................................    Ba2/BB+            355,424
                                                                                      -------------
                                                                                          1,090,735
                                                                                      -------------

SWEDEN (0.3%)
TRANSPORTATION
         800,000    Stena AB, Callable 06/15/02, 8.75% due
                      06/15/07.......................................     Ba2/BB            750,000
                                                                                      -------------

TURKEY (0.2%)
FINANCIAL SERVICES
         600,000    Sultan Ltd., 8.75% due 06/11/99(v)(s)............     NR/NR             535,500
                                                                                      -------------

UNITED KINGDOM (1.1%)
ELECTRIC
         750,000    United Utilities PLC, Callable, 6.25% due
                      08/15/05.......................................     A2/A+             762,120
                                                                                      -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                       MOODY'S/S&P
   PRINCIPAL                                                              RATING
   AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
----------------    -------------------------------------------------  ------------   -------------
TELECOMMUNICATIONS
$        335,000    Ionica PLC, Callable 5/01/02, 0.00% due
                      05/01/07(v)....................................     Ca/NR       $       1,675
                                                                                      -------------

TELEPHONE
         500,000    Cable & Wireless Communications, PLC, Callable,
                      6.375% due 03/06/03............................    Baa1/A-            509,205
         750,000    Orange PLC, Callable 08/01/03, 8.00% due
                      08/01/08.......................................     Ba3/B+            736,875
                                                                                      -------------
                                                                                          1,246,080
                                                                                      -------------

WATER
         500,000    Anglian Water, Series B, 6.84% due 01/15/13(f)...     NR/NR             524,370
                                                                                      -------------
                                                                                          2,534,245
                                                                                      -------------
                        TOTAL FOREIGN CORPORATE OBLIGATIONS (COST
                          $16,256,445)...............................                    15,175,186
                                                                                      -------------

FOREIGN GOVERNMENT OBLIGATIONS (12.5%)
CANADA (0.6%)
  CAD  2,130,000    Government of Canada, 6.00% due 06/01/08.........    Aa1/AAA          1,472,364
                                                                                      -------------

DENMARK (0.9%)
  DKK 11,950,000    Kingdom of Denmark, 6.00% due 11/15/02...........    Aaa/AAA          2,022,183
                                                                                      -------------

FRANCE (4.3%)
  FRF 10,300,000    BTAN, Two-Year French Treasury Bill, 4.00% due
                      01/12/00.......................................     NR/NR           1,866,349
  FRF 12,600,000    BTAN, Five-Year French Treasury Bill, 4.75% due
                      03/12/02.......................................     NR/NR           2,349,430
                    Government of France
  FRF 10,190,000      5.50% due 04/25/07.............................     NR/NR           2,002,837
  FRF  2,540,000      6.00% due 10/25/25.............................     Aaa/NR            511,942
  FRF  6,150,000      7.50% due 04/25/05.............................     Aaa/NR          1,332,511
  FRF  9,050,000      8.50% due 04/25/03.............................     Aaa/NR          1,946,192
                                                                                      -------------
                                                                                         10,009,261
                                                                                      -------------

GERMANY (3.8%)
                    Federal Republic of Germany
  DEM  3,380,000      5.00% due 05/21/01.............................     Aaa/NR          2,121,254
  DEM  2,940,000      5.75% due 08/22/00.............................     Aaa/NR          1,847,777
  DEM  1,834,000      Series 94, 6.25% due 01/04/24..................     Aaa/NR          1,274,582
  DEM  2,050,000      Series 97, 6.00% due 01/04/07..................     Aaa/NR          1,389,420
   DEM   640,000      Series 98, 5.25% due 01/04/08..................     Aaa/NR            418,042
  DEM  2,900,000      Series 115, 5.875% due 05/15/00................     Aaa/NR          1,815,108
                                                                                      -------------
                                                                                          8,866,183
                                                                                      -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                       MOODY'S/S&P
   PRINCIPAL                                                              RATING
   AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
----------------    -------------------------------------------------  ------------   -------------
NETHERLANDS (1.5%)
                    Government of the Netherlands
  NLG  3,160,000      5.25% due 07/15/08.............................    Aaa/AAA      $   1,831,526
  NLG  2,700,000      8.25% due 06/15/02.............................    Aaa/AAA          1,665,383
                                                                                      -------------
                                                                                          3,496,909
                                                                                      -------------

UNITED KINGDOM (1.4%)
                    Treasury Gilt
  GBP  1,060,000      6.25% due 11/25/10.............................     Aaa/NR          1,963,351
  GBP    625,000      7.50% due 12/07/06.............................     Aaa/NR          1,207,877
                                                                                      -------------
                                                                                          3,171,228
                                                                                      -------------
                        TOTAL FOREIGN GOVERNMENT OBLIGATIONS (COST
                          $26,740,885)...............................                    29,038,128
                                                                                      -------------

FOREIGN GOVERNMENT AGENCIES (0.5%)
BRAZIL (0.2%)
         560,000    Banco Nacional de Desen Econo, 10.30% due
                      06/16/08(s)....................................     NR/NR             386,400
                                                                                      -------------

MEXICO (0.3%)
         100,000    Petroleos Mexicanos, 8.85% due 09/15/07..........     Ba2/BB             84,000
         745,000    Petroleos Mexicanos, Callable 07/15/99, (144A),
                      11.137% due 07/15/05(v)........................     Ba2/BB            650,013
                                                                                      -------------
                                                                                            734,013
                                                                                      -------------
                        TOTAL FOREIGN GOVERNMENT AGENCIES (COST
                          $1,245,829)................................                     1,120,413
                                                                                      -------------

PRIVATE PLACEMENT (7.7%)
NATURAL GAS (0.2%)
         500,000    Great Lake Gas Transmission, 6.73% due
                      03/25/18(f)....................................     NR/NR             507,360
                                                                                      -------------

OIL-PRODUCTION (0.2%)
         500,000    Amerada Hess Corp., WI, 6.14% due 09/15/13(f)....     NR/NR             479,345
                                                                                      -------------

REAL ESTATE (7.3%)
       3,000,000    127-129-131 West 96th St. Corp. (1st Mortage
                      Agreement on Cooperative Building in New York
                      City), WI, 6.85% due 10/01/18(f)...............     NR/NR           3,100,830
         625,000    155th St., Howard Beach, New York, WI, 6.875% due
                      11/01/13(f)....................................                       642,425
       1,596,902    270 Fifth Ave. (1st Mortage Agreement on
                      Cooperative Building in Brookyln, New York),
                      WI, 6.93% due 08/01/18(f)......................     NR/NR           1,661,082
         495,528    31-33 Mercer Street (1st Mortgage Agreement on
                      Cooperative Building in New York City), 7.49%
                      due 04/01/23(f)................................     NR/NR             536,131

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                       MOODY'S/S&P
   PRINCIPAL                                                              RATING
   AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
----------------    -------------------------------------------------  ------------   -------------
REAL ESTATE (CONTINUED)
$        632,397    3512 Oxford Avenue (1st Mortgage Agreement on
                      Cooperative Building in Riverdale, New York),
                      8.45% due 06/01/17(f)..........................     NR/NR       $     727,757
         632,502    3810 Greystone Avenue (1st Mortgage Agreement on
                      Cooperative Building in Riverdale, New York),
                      8.50% due 06/01/17(f)..........................     NR/NR             722,305
         813,326    421 West 57th Street (1st Mortgage Agreement on
                      Cooperative Building in New York City), 8.98%
                      due 07/01/22(f)................................     NR/NR             971,168
         500,000    482 East 9th Street, Kensington Gardens Corp.
                      (1st Mortgage Agreement on Cooperative Building
                      in New York City), WI, 6.85% due 11/01/18(f)...     NR/NR             512,675
         750,000    LD Fashion Holdings Corp., 7.13% due
                      05/01/05(f)....................................     NR/NR             744,870
       1,646,806    PC Bel Clare Estates, 33 Claroma St. St. Joseph
                      Township, Minnesota, 6.805% due 08/01/18(f)....     NR/NR           1,677,107
       1,400,000    PC Northstar Terrace, 3740 North Romero Rd.,
                      Arizona, 8.075% due 11/01/05(f)................     NR/NR           1,389,976
       1,650,000    PC Shangri-La, 3526 North Cascacle Ave., Colorado
                      Springs, Colorado, WI, 6.52% due 10/01/08(f)...     NR/NR           1,646,832
       1,325,000    PC Three Lakes Estates, 2151 Three Lakes Road,
                      Albany, Oregon, 6.056% due 10/01/13(f).........     NR/NR           1,263,427
       1,469,564    Walgreen-Dal, 7.625% due 11/15/13(f).............     NR/NR           1,519,073
                                                                                      -------------
                                                                                         17,115,658
                                                                                      -------------
                        TOTAL PRIVATE PLACEMENT (COST $17,519,786)...                    18,102,363
                                                                                      -------------

SOVEREIGN BONDS (3.4%)
ARGENTINA (0.7%)
         540,098    Republic of Argentina-Bocon, Series PRE2,
                      Callable 08/12/98, 5.635% due 04/01/01(v)......    Ba3/BBB-           485,778
         230,300    Republic of Argentina Bearer, Callable 09/30/98,
                      Sinking Fund, 6.625% due 03/31/05(v)...........     Ba3/BB            191,149
         200,000    Republic of Argentina Discount Bonds, Series
                      L-GL, Callable 05/28/99, 6.625% due
                      03/31/23(v)....................................     Ba3/BB            132,000
         250,000    Republic of Argentina Global Bonds, 9.75% due
                      09/19/27.......................................     Ba3/BB            217,500
         250,000    Republic of Argentina Global Bonds, Series BGL3,
                      9.25% due 02/23/01.............................     Ba3/BB            244,688
         390,000    Republic of Argentina Global Bonds, Series BGL5,
                      11.375% due 01/30/17(s)........................     Ba3/BB            374,400
                                                                                      -------------
                                                                                          1,645,515
                                                                                      -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                       MOODY'S/S&P
   PRINCIPAL                                                              RATING
   AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
----------------    -------------------------------------------------  ------------   -------------
BRAZIL (0.2%)
$         58,881    Republic of Brazil C Bonds, Series 20 Year,
                      Callable 04/15/99, Sinking Fund, 8.00% due
                      04/15/14(v)....................................     B2/BB-      $      36,580
         100,000    Republic of Brazil Global Bonds, 10.125% due
                      05/15/27.......................................     B2/BB-             68,800
         700,000    Republic of Brazil NMB-1994L Bearer, Callable
                      10/15/98, Sinking Fund, 6.688% due
                      04/15/09(v)....................................     B1/BB-            390,250
                                                                                      -------------
                                                                                            495,630
                                                                                      -------------

BULGARIA (0.4%)
         540,000    Republic of Bulgaria IAB PDI Bonds, Callable
                      01/28/99, Sinking Fund, 6.563% due
                      07/28/11(v)....................................     B2/NR             356,400
         850,000    Republic of Bulgaria, Series B, Callable
                      01/28/99, 7.063% due 07/28/24(v)...............     B2/NR             592,875
                                                                                      -------------
                                                                                            949,275
                                                                                      -------------

COLOMBIA (0.3%)
         150,000    Republic of Columbia, 7.625% due 02/15/07........   Baa3/BBB-           114,000
         100,000    Republic of Columbia, 8.375% due 02/15/27........   Baa3/BBB-            72,000
         200,000    Republic of Columbia, (144A), 7.27% due
                      06/15/03.......................................   Baa3/BBB-           160,000
         475,000    Republic of Columbia, Callable 08/13/00, 8.82%
                      due 08/13/05(v)(s).............................   Baa3/BBB-           406,125
                                                                                      -------------
                                                                                            752,125
                                                                                      -------------

MEXICO (0.7%)
         250,000    United Mexican States Discount Bonds, Series D,
                      Callable 06/04/99, 6.60% due 12/31/19(v).......     Ba2/BB            195,938
         450,000    United Mexican States Global Bonds, 9.875% due
                      01/15/07(s)....................................     Ba2/BB            425,250
         100,000    United Mexican States Global Bonds, 11.375% due
                      09/15/16.......................................     Ba2/BB             99,000
         460,000    United Mexican States Global Bonds, 11.50% due
                      05/15/26(s)....................................     Ba2/BB            473,800
         550,000    United Mexican States Par Bonds, Callable, 6.25%
                      due 12/31/19...................................     Ba2/BB            413,875
                                                                                      -------------
                                                                                          1,607,863
                                                                                      -------------

PANAMA (0.2%)
         300,000    Republic of Panama, 8.25% due 04/22/08(s)........    Ba1/BB+            264,000
         369,131    Republic of Panama PDI, Sinking Fund, 6.687% due
                      07/17/16(v)....................................    Ba1/BB+            273,157
                                                                                      -------------
                                                                                            537,157
                                                                                      -------------

PHILIPPINES (0.1%)
         200,000    Republic of Philippines, 8.875% due 04/15/08.....    Ba1/BB+            182,000
                                                                                      -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                       MOODY'S/S&P
   PRINCIPAL                                                              RATING
   AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
----------------    -------------------------------------------------  ------------   -------------
POLAND (0.2%)
$        400,000    Republic of Poland Bearer PDI, Callable 04/27/99,
                      Sinking Fund, 4.00% due 10/27/14...............   Baa3/BBB-     $     362,000
                                                                                      -------------

SOUTH KOREA (0.5%)
         100,000    Republic of Korea, 8.75% due 04/15/03............    Ba1/BB+             95,250
       1,155,000    Republic of Korea, 8.875% due 04/15/08...........    Ba1/BB+          1,062,600
                                                                                      -------------
                                                                                          1,157,850
                                                                                      -------------

URUGUAY (0.1%)
         250,000    Banco Central Del Uruguay, Callable 01/02/99,
                      6.75% due 02/19/21.............................   Baa3/BBB-           215,000
                                                                                      -------------
                        TOTAL SOVEREIGN BONDS (COST $7,538,355)......                     7,904,415
                                                                                      -------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (21.2%)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (9.3%)
         874,623    7.50% due 05/01/27...............................                       896,340
      11,230,000    Buy Committment, November Settlement, 6.00% due
                      08/01/28.......................................                    11,096,640
       6,635,000    Buy Committment, November Settlement, 6.50% due
                      09/01/28.......................................                     6,686,836
       2,970,000    Buy Committment, November Settlement, 6.50% due
                      12/01/13.......................................                     3,013,622
                                                                                      -------------
                                                                                         21,693,438
                                                                                      -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (11.9%)
      23,722,298    7.00% due 11/15/25--09/15/29.....................                    24,291,843
       3,470,000    Buy Committment, November Settlement, 7.00% due
                      12/01/28.......................................                     3,528,296
                                                                                      -------------
                                                                                         27,820,139
                                                                                      -------------
                        TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                          (COST $49,220,053).........................                    49,513,577
                                                                                      -------------

U.S. TREASURY OBLIGATIONS (5.2%)
U.S. TREASURY BONDS (1.1%)
       2,110,000    5.50% due 08/15/28(s)............................                     2,220,353
         220,000    6.75% due 08/15/26...............................                       264,130
                                                                                      -------------
                                                                                          2,484,483
                                                                                      -------------

U.S. TREASURY NOTES (4.1%)
         260,000    5.50% due 02/15/08(s)............................                       277,745
       6,560,000    5.625% due 05/15/08(s)...........................                     7,064,792
         350,000    5.75% due 12/31/98(s)............................                       350,809
         250,000    6.00% due 06/30/99(s)............................                       252,510
                                                                                      -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

   PRINCIPAL
   AMOUNT{::}                           SECURITY DESCRIPTION                             VALUE
---------------- ------------------------------------------------------------------  -------------
U.S. TREASURY NOTES (CONTINUED)
$      1,400,000 6.25% due 02/28/02(s).............................................  $   1,479,226
         200,000 6.88% due 05/15/06................................................        228,980
                                                                                     -------------
                                                                                         9,654,062
                                                                                     -------------

U.S. TREASURY STRIPS (0.0%)
         250,000 PO, 0.00% due 11/15/21............................................         69,580
                                                                                     -------------
                     TOTAL U.S. TREASURY OBLIGATIONS (COST $12,038,383)............     12,208,125
                                                                                     -------------

PREFERRED STOCKS (0.0%)
FINANCIAL SERVICES (0.0%)

                                                                      MOODY'S/S&P
                                                                         RATING
    SHARES                                                            (UNAUDITED)
---------------                                                       ------------
          1,500    SPG Properties, Inc., Callable 09/30/07, 7.89%(v)
                     (cost $73,874).................................    Baa2/BBB            67,313
                                                                                     -------------

   PRINCIPAL
   AMOUNT{::}
----------------
SHORT-TERM INVESTMENTS (14.6%)
TIME DEPOSITS (2.6%)
       6,000,000 State Street Bank & Trust Co. London, 5.60% due 11/07/98..........      6,000,000
                                                                                     -------------

REPURCHASE AGREEMENT (12.0%)
      28,038,000 State Street Bank and Trust Co., 4.25% dated 10/30/98 due
                   11/02/98, proceeds $28,047,930 (collateralized by $250,000 U.S.
                   Treasury Notes, 9.125% due 05/15/18, valued at $374,672,
                   $3,340,000 U.S. Treasury Notes, 5.250% due 01/31/01, valued at
                   $3,454,859, $7,280,000 U.S. Treasury Notes, 5.875% due 08/31/99,
                   valued at 7,434,700, $8,275,000 U.S. Treasury Notes, 8.750% due
                   05/15/17, valued at $11,926,343, $1,000,000 U.S. Treasury Notes,
                   6.250% due 10/31/01, valued at $1,086,393, $4,170,000 U.S.
                   Treasury Notes, 6.750% due 05/31/99, valued at 4,339,673).......     28,038,000
                                                                                     -------------
                     TOTAL SHORT-TERM INVESTMENTS (COST $34,038,000)...............     34,038,000
                                                                                     -------------
                 TOTAL INVESTMENTS (COST $259,964,206) (110.7%)....................    259,094,340
                 LIABILITIES IN EXCESS OF OTHER ASSETS (-10.7%)....................    (24,940,340)
                                                                                     -------------
                 NET ASSETS (100.0%)...............................................  $ 234,154,000
                                                                                     -------------
                                                                                     -------------

------------------------------
Note: Based on the cost of investments of $260,382,516 for federal income tax purposes at October 31, 1998, the aggregate gross unrealized appreciation and depreciation was $4,863,290 and $6,151,466, respectively, resulting in net unrealized depreciation of $1,288,176.

(f) Fair valued security. Approximately 8% of the market value of the securities have been valued at fair value. (See Note 1a)

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

(s) Security is fully or partially segregated with custodian as collateral for when-issued securities and for futures contracts or with broker as initial margin for futures contracts. $79,494,049 of the market value has been segregated.

(v) Rate shown reflects current rate on variable or floating rate instrument or instrument with step coupon rate.

{::} Denominated in USD unless otherwise indicated.

144A -- Securities restricted for resale to Qualified Institutional Buyers.

C -- Capitalization.

CAD -- Canadian Dollar.

CSTR -- Collateral Strip Rate.

DEM -- German Mark.

DKK -- Danish Krone.

FRF -- French Franc.

GBP -- British Pound.

IAB -- Interest in Arrears Bond.

IO -- Interest Only.

MTN -- Medium Term Note.

NLG -- Netherlands Guilder.

NTL -- Notional Principal.

NR -- Not Rated.

PDI -- Past Due Interest.

PO -- Principal Only.

Pre-refunded -- Bonds for which the issuer of the bond invests the proceeds from a subsequent bond issuance in treasury securities, whose maturity coincides with the first call date of the first bond.

Refunding -- Bonds for which the issuer has issued new bonds and cancelled the old issue.

REMIC -- Real Estate Mortgage Investment Conduit.

WI -- When and if issued securities.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $231,926,206)           $231,056,340
Repurchase Agreements (Cost $28,038,000)             28,038,000
Cash                                                      3,681
Receivable for Investments Sold                      14,113,406
Interest Receivable                                   3,437,131
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                  2,288,331
Variation Margin Receivable                              19,325
Deferred Organization Expenses                           16,421
Prepaid Trustees' Fees                                      522
Prepaid Expenses and Other Assets                         1,934
                                                   ------------
    Total Assets                                    278,975,091
                                                   ------------
LIABILITIES
Payable for Investments Purchased                    39,136,270
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                  4,425,386
Payable to Custodian                                  1,094,035
Advisory Fee Payable                                     94,033
Administrative Services Fee Payable                       5,889
Administration Fee Payable                                  539
Fund Services Fee Payable                                   219
Accrued Expenses                                         64,720
                                                   ------------
    Total Liabilities                                44,821,091
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $234,154,000
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest Income (Net of Foreign Withholding Tax
  of $2,866)                                                     $14,236,332
EXPENSES
Advisory Fee                                       $   887,960
Custodian Fees and Expenses                            201,497
Professional Fees and Expenses                          68,497
Administrative Services Fee                             57,247
Fund Services Fee                                        5,766
Amortization of Organization Expenses                    4,865
Administration Fee                                       2,695
Trustees' Fees and Expenses                              1,997
Miscellaneous                                            7,551
                                                   -----------
    Total Expenses                                                 1,238,075
                                                                 -----------
NET INVESTMENT INCOME                                             12,998,257
NET REALIZED GAIN (LOSS) ON
  Investment Transactions                           (9,118,800)
  Futures Contracts                                    (85,811)
  Foreign Currency Contracts and Transactions          467,554
                                                   -----------
    Net Realized Loss                                             (8,737,057)
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  Investments                                       (1,106,192)
  Futures Contracts                                    106,440
  Foreign Currency Contracts and Translations       (2,001,400)
                                                   -----------
    Net Change in Unrealized Depreciation                         (3,001,152)
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $ 1,260,048
                                                                 -----------
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        FOR THE PERIOD
                                                                        MARCH 17, 1997
                                                    FOR THE FISCAL     (COMMENCEMENT OF
                                                      YEAR ENDED      OPERATIONS) THROUGH
                                                   OCTOBER 31, 1998    OCTOBER 31, 1997
                                                   ----------------   -------------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $    12,998,257    $        3,355,461
Net Realized Gain (Loss) on Investments, Futures
  and Foreign Currency Contracts and Transactions       (8,737,057)              566,692
Net Change in Unrealized Appreciation
  (Depreciation) of Investments, Futures and
  Foreign Currency Contracts and Translations           (3,001,152)                2,143
                                                   ----------------   -------------------
    Net Increase in Net Assets Resulting from
      Operations                                         1,260,048             3,924,296
                                                   ----------------   -------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                          199,905,113           102,199,631
Withdrawals                                            (67,392,063)           (5,843,035)
                                                   ----------------   -------------------
    Net Increase from Investors' Transactions          132,513,050            96,356,596
                                                   ----------------   -------------------
    Total Increase in Net Assets                       133,773,098           100,280,892
NET ASSETS
Beginning of Period                                    100,380,902               100,010
                                                   ----------------   -------------------
End of Period                                      $   234,154,000    $      100,380,902
                                                   ----------------   -------------------
                                                   ----------------   -------------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                        FOR THE PERIOD
                                                                        MARCH 17, 1997
                                                    FOR THE FISCAL     (COMMENCEMENT OF
                                                      YEAR ENDED      OPERATIONS) THROUGH
                                                   OCTOBER 31, 1998    OCTOBER 31, 1997
                                                   ----------------   -------------------
RATIOS TO AVERAGE NET ASSETS
  Expenses                                                    0.63%                 0.65%(a)
  Net Investment Income                                       6.59%                 7.09%(a)
  Expenses without Reimbursement                              0.63%                 0.80%(a)
Portfolio Turnover                                             368%                  212%(b)

------------------------
(a) Annualized.

(b) Not Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Global Strategic Income Portfolio (the "portfolio") is one of two subtrusts (portfolios) comprising Series Portfolio II. Series Portfolio II is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York on January 9, 1997. The portfolio commenced operations on March 17, 1997 and received a contribution of certain assets and liabilities including securities, with a value of $41,072,730 on that date from the J.P. Morgan Institutional Global Strategic Income Fund (formerly The JPM Institutional Global Strategic Income Fund) in exchange for a beneficial interest in the portfolio. The portfolio's investment objective is to provide a high total return from a portfolio of fixed income securities of foreign and domestic issuers. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

Investments in emerging and international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in emerging market and foreign countries could adversely affect the liquidity or value, or both, of such securities in which the portfolio is invested. The ability of the issuers of debt, asset-backed and mortgage securities held by the portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of asset-backed and mortgage securities can be significantly affected by changes in interest rates or rapid principal payments including pre-payments.

A percentage (8% at October 31, 1998) of the investments of the portfolio may be highly illiquid, and there can be no assurance that the portfolio will be able to realize such investments in a timely manner.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for each security. The value of such security will be based either on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the portfolio's trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All short-term portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

      The portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) The books and records of the portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates, and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward foreign currency contract translations. At October 31, 1998, the portfolio had open forward foreign currency contracts as follows:

      SUMMARY OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                                                 U.S. DOLLAR   NET UNREALIZED
                                                   CONTRACTUAL    VALUE AT     APPRECIATION/
PURCHASE CONTRACTS                                    VALUE       10/31/98     (DEPRECIATION)
-------------------------------------------------  -----------   -----------   --------------
Australian Dollar 1,301,925, expiring 12/18/98...  $   800,098   $   810,753   $      10,655
British Pound 168,439 for DEM 492,564, expiring
 12/18/98........................................      298,105       281,383         (16,722)
British Pound 1,752,664 for FRF 16,716,913,
 expiring 12/18/98...............................    3,015,513     2,927,880         (87,633)

THE GLOBAL STRATEGIC INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                 U.S. DOLLAR   NET UNREALIZED
                                                   CONTRACTUAL    VALUE AT     APPRECIATION/
PURCHASE CONTRACTS                                    VALUE       10/31/98     (DEPRECIATION)
-------------------------------------------------  -----------   -----------   --------------
Canadian Dollar 4,784,775, expiring 12/18/98.....  $ 3,217,716   $ 3,093,150   $    (124,566)
Danish Krone 10,104,790, expiring 12/18/98.......    1,626,054     1,606,678         (19,376)
French Franc 50,437,363, expiring 12/18/98.......    8,620,616     9,098,242         477,626
French Franc 20,056,581 for NLG 6,736,953,
 expiring 12/18/98...............................    3,617,311     3,617,946             635
French Franc 4,464,252 for DEM 1,331,539,
 expiring 12/18/98...............................      805,862       805,293            (569)
German Mark 25,634,190, expiring 12/18/98........   14,984,054    15,514,087         530,033
German Mark 478,506, expiring 02/09/99...........      297,782       290,208          (7,574)
German Mark 217,903, expiring 03/09/99...........      130,920       132,280           1,360
German Mark 550,995 for GBP 191,761, expiring
 12/18/98........................................      320,342       333,469          13,127
German Mark 154,333 for DKK 590,245, expiring
 12/18/98........................................       93,850        93,404            (446)
German Mark 317,000 for FRF 1,063,283, expiring
 12/18/98........................................      191,802       191,852              50
Italian Lira 2,543,785,148, expiring 12/18/98....    1,532,271     1,554,371          22,100
Japanese Yen 402,647,563, expiring 12/18/98......    2,883,981     3,479,879         595,898
Japanese Yen 28,257,528 for GBP 123,000, expiring
 12/18/98........................................      205,475       244,215          38,740
Japanese Yen 148,804,636 for CAD 1,608,351,
 expiring 12/18/98...............................    1,039,736     1,286,043         246,307
Japanese Yen 325,713,070 for DEM 4,302,683,
 expiring 12/18/98...............................    2,604,030     2,814,973         210,943

                                                   SETTLEMENT
SALES CONTRACTS                                       VALUE
-------------------------------------------------  -----------
Australian Dollar 1,301,925, expiring 12/18/98...      792,124       810,754         (18,630)
British Pound 3,624,339, expiring 12/18/98.......    6,045,202     6,054,571          (9,369)
Canadian Dollar 5,555,315, expiring 12/18/98.....    3,671,588     3,591,294          80,294
Danish Krone 22,666,300, expiring 12/18/98.......    3,344,227     3,603,979        (259,752)
French Franc 113,757,244, expiring 12/18/98......   19,219,688    20,520,323      (1,300,635)
German Mark 33,775,208, expiring 12/18/98........   20,377,185    21,651,540      (1,274,355)
German Mark 478,506, expiring 02/09/99...........      271,755       290,209         (18,454)
German Mark 217,903, expiring 03/09/99...........      123,915       132,280          (8,365)
Italian Lira 2,543,785,148, expiring 12/18/98....    1,443,405     1,554,371        (110,966)
Japanese Yen 903,968,449, expiring 12/18/98......    6,705,131     7,812,542      (1,107,411)
                                                                               --------------
NET UNREALIZED DEPRECIATION ON FORWARD FOREIGN
 CURRENCY CONTRACTS..............................                              $  (2,137,055)
                                                                               --------------
                                                                               --------------

THE GLOBAL STRATEGIC INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

   e) Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place will be fixed when the portfolio enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation of movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. At October 31, 1998, the portfolio had open futures contracts as follows:

                                                                    NET UNREALIZED
                                                                    APPRECIATION/    PRINCIPAL AMOUNT
                                                   CONTRACTS LONG   (DEPRECIATION)     OF CONTRACTS
                                                   --------------   --------------   ----------------
U.S. Long Bond, expiring December 1998...........             55    $     (48,455)   $     7,138,299
U.S. Five Year Note, expiring December 1998......             76          121,044          8,591,644
U.S. Ten Year Note, expiring December 1998.......             18           21,079          2,144,545
                                                   --------------   --------------   ----------------
Totals...........................................            149    $      93,668    $    17,874,488
                                                   --------------   --------------   ----------------
                                                   --------------   --------------   ----------------

                                                                     NET UNREALIZED   PRINCIPAL AMOUNT
                                                   CONTRACTS SHORT    DEPRECIATION      OF CONTRACTS
                                                   ---------------   --------------   ----------------
U.S. Long Bond, expiring December 1998...........              29    $     (95,330)   $     3,642,951
U.S. Ten Year Note, expiring December 1998.......             133          (41,986)        15,959,576
                                                   ---------------   --------------   ----------------
Totals...........................................             162    $    (137,316)   $    19,602,527
                                                   ---------------   --------------   ----------------
                                                   ---------------   --------------   ----------------

   f) The portfolio may engage in swap transactions, specifically interest rate, currency, index and total return swaps. The portfolio will use these transactions to preserve a return or spread on a particular investment or portion of its investments, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. An interest rate swap is an agreement between two parties to exchange interest payments on a specified amount ("the notional amount") for a specified period. If a swap agreement provides for payments in

THE GLOBAL STRATEGIC INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------
      different currencies, the parties might agree to exchange the notional amount as well. Risks associated with swap transactions include the ability of counterparties to meet the terms of their contracts, and the amount of the portfolio's potential gain or loss on swap transaction is not subject to any fixed limit.

   g) The portfolio may enter into commitments to buy and sell investments to settle on future dates as part of its normal investment activities. These commitments are reported at market value in the financial statements. Credit risk exists on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the security were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

   h) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The portfolio earns foreign income which may be subject to foreign witholding taxes at various rates.

   i) The portfolio incurred organization expenses in the amount of $23,505. These costs were deferred and are being amortized on a straight-line basis over a five-year period from the commencement of operations of the portfolio.

   j) Expenses incurred by Series Portfolio II with respect to any two or more portfolios in Series Portfolio II are allocated in proportion to the net assets of each portfolio in Series Portfolio II, except where allocations of direct expenses to each portfolio can otherwise to be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

2. TRANSACTIONS WITH AFFILIATES

   a) Prior to October 28, 1998, the portfolio had an Investment Advisory Agreement with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the portfolio paid Morgan at an annual rate of 0.45% of the portfolio's average daily net assets. Effective October 28, 1998, the portfolio's Investment Advisor is J.P. Morgan Investment Management, Inc. ("JPMIM"), an affiliate of Morgan and a wholly owned subsidiary of J.P. Morgan, and the terms of the agreement remain the same. For the fiscal year ended October 31, 1998, such fees amounted to $887,960.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The

THE GLOBAL STRATEGIC INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------
      amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended October 31, 1998, the fee for these services amounted to $2,695.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and certain other portfolios for which JPMIM acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust (formerly JPM Series Trust) in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services and J.P. Morgan Series Trust. For the fiscal year ended October 31, 1998, the fee for these services amounted to $57,247.

      In addition, J.P. Morgan has agreed to reimburse the portfolio to the extent necessary to maintain the total operating expenses of the portfolio at no more than 0.65% of the average daily net assets of the portfolio through February 28, 1999. For the fiscal year ended October 31, 1998, no reimbursement was necessary under the agreement.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $5,766 for the fiscal year ended October 31, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $1,200.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended October 31, 1998 were as follows:

                                                     COST OF        PROCEEDS
                                                    PURCHASES      FROM SALES
                                                   ------------   ------------
U.S. Government and Agency Obligations...........  $410,314,546   $359,251,035
Corporate and Collateralized Obligations.........   395,962,971    303,784,703
                                                   ------------   ------------
                                                   $806,277,517   $663,035,738
                                                   ------------   ------------
                                                   ------------   ------------

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The Global Strategic Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The Global Strategic Income Portfolio (one of two subtrusts constituting Series Portfolio II, hereafter referred to as the "portfolio") at October 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and its supplementary data for the year then ended and for the period March 17, 1997 (commencement of operations) through October 31, 1997, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
December 17, 1998

J.P. MORGAN FUNDS

            PRIME MONEY MARKET FUND

            FEDERAL MONEY MARKET FUND

            TAX EXEMPT MONEY MARKET FUND

            SHORT TERM BOND FUND

            BOND FUND

            GLOBAL STRATEGIC INCOME FUND

            EMERGING MARKETS DEBT FUND

            TAX EXEMPT BOND FUND

            NEW YORK TAX EXEMPT BOND FUND

            CALIFORNIA BOND FUND: SELECT SHARES

            DIVERSIFIED FUND

            DISCIPLINED EQUITY FUND

            U.S. EQUITY FUND

            U.S. SMALL COMPANY FUND

            U.S. SMALL COMPANY OPPORTUNITIES FUND

            TAX AWARE U.S. EQUITY FUND: SELECT SHARES

            INTERNATIONAL EQUITY FUND

            EUROPEAN EQUITY FUND

            INTERNATIONAL OPPORTUNITIES FUND

            EMERGING MARKETS EQUITY FUND

            GLOBAL 50 FUND: SELECT SHARES


FOR MORE INFORMATION ON THE J.P. MORGAN FUNDS,
CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411.


J.P. MORGAN
GLOBAL STRATEGIC
INCOME FUND


ANNUAL REPORT
OCTOBER 31, 1998